UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

Terra Nostra Resources Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-49631 (Commission File Number)	86-0875500 (IRS Employer Identification No.)

61 Broadway, 32nd Floor New York, NY 10006

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (212) 248-0936

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On October 17, 2008, the Board of Directors of Terra Nostra Resources Corp. (the “Company”) authorized the removal of Sun Liu James Po as the Company’s Chief Executive Officer effective immediately.  Mr. Po shall continue to serve on the Company’s Board of Directors but shall no longer serve as Chairman.

The Board of Directors also authorized the removal of Mr. Po from the Board and as Chairman of Shandong Jinpeng Metallurgical Co., Ltd. and Shandong Quanxin Stainless Steel Co. Ltd., the two Sino-Foreign Joint Venture Companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terra Nostra Resources Corp.

Date: October 23, 2008

/s/ Don G Burrell

Don G Burrell

Director